Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended September 30, 2013	Adjustments	As adjusted Quarter Ended September 30, 2013	As reported Quarter Ended June 30, 2013	Adjustments	As adjusted Quarter Ended June 30, 2013	As reported Quarter Ended September 30, 2012	Adjustments	As adjusted Quarter Ended September 30, 2012

Net sales	$507.4		$507.4	$567.0		$567.0	$462.1		$462.1
Operating costs and expenses:
Cost of sales	416.3		416.3	418.3		418.3	364.4		364.4
Depreciation and amortization	25.8		25.8	20.6		20.6	18.8		18.8
Selling and administrative	33.5	(3.0)	30.5	34.9		34.9	30.5		30.5
(Gain) loss on sale or impairment of long-lived assets, net	0.3	(0.3)	—	(0.7)	0.7	—	4.3	(4.3)	—
Other operating credits and charges, net	(16.1)	16.1	—	5.4	(5.4)	—	1.2	(1.2)	—
Total operating costs and expenses	459.8		472.6	478.5		473.8	419.2		413.7
Income from operations	47.6		34.8	88.5		93.2	42.9		48.4
Non-operating income (expense):
Interest expense, net of capitalized interest	(7.6)		(7.6)	(9.8)		(9.8)	(10.7)		(10.7)
Investment income	1.7		1.7	3.1		3.1	4.1		4.1
Early debt extinguishment	0.8	(0.8)	—	—		—	—	—	—
Gain on acquisition	—		—	35.9	(35.9)	—
Other non-operating items	1.0		1.0	(3.6)		(3.6)	0.4		0.4
Total non-operating income (expense)	(5.7)		(4.9)	25.6		(10.3)	(6.2)		(6.2)
Income (loss) from continuing operations before taxes and equity in income (loss) of unconsolidated affiliates	41.9		29.9	114.1		82.9	36.7		42.2
Provision (benefit) for income taxes	4.4	(4.4)	—	24.1	(24.1)	—	7.7	(7.7)	—
"Normalized" tax rate @ 35%	—	10.5	10.5	—	30.8	30.8	—	15.5	15.5
Equity in (income) loss of unconsolidated affiliates	—		—	(4.1)	(2.7)	(6.8)	(2.0)		(2.0)
Income (loss) from continuing operations	37.5		19.4	94.1		58.9	31.0		28.7
Income from discontinued operations before taxes	1.0		1.0	0.3		0.3	0.5		0.5
Provision for income taxes	0.4		0.4	0.1		0.1	0.2		0.2
Income from discontinued operations	0.6		0.6	0.2		0.2	0.3		0.3
Net income (loss)	$38.1		$20.0	94.3		$59.1	$31.3		$29.0
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.27		$0.14	$0.68		$0.42	$0.23		$0.21
Income from discontinued operations	—		—	—		—	—		—
Net income (loss) per share	$0.27		$0.14	$0.68		$0.42	$0.23		$0.21
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.26		$0.13	$0.65		$0.41	$0.22		$0.20
Loss from discontinued operations	—		0.01	—		—	—		—
Net income (loss) per share	$0.26		$0.14	$0.65		$0.41	$0.22		$0.20

Average shares of stock outstanding - basic	140.0		140.0	139.1		139.1	137.1		137.1
Average shares of stock outstanding - diluted	144.0		144.0	144.1		144.1	142.6		142.6

	As reported Nine Months Ended September 30, 2013	Adjustments	As Adjusted Nine Months Ended September 30, 2013	As reported Nine Months Ended September 30, 2012	Adjustments	As Adjusted Nine Months Ended September 30, 2012

Net sales	$1,605.5		$1,605.5	$1,237.3		$1,237.3
Operating costs and expenses:
Cost of sales	1,221.7		1,221.7	1,026.9		1,026.9
Depreciation and amortization	65.0		65.0	55.5		55.5
Selling and administrative	103.6	(3.0)	100.6	92.1		92.1
Loss on sale or impairment of long-lived assets, net	(0.4)	0.4	—	4.5	(4.5)	—
Other operating credits and charges, net	(9.1)	9.1	—	1.2	(1.2)	—
Total operating costs and expenses	1,380.8		1,387.3	1,180.2		1,174.5
Income (loss) from operations	224.7		218.2	57.1		62.8
Non-operating income (expense):
Interest expense, net of capitalized interest	(28.0)		(28.0)	(36.4)	(1.0)	(37.4)
Investment income	8.3		8.3	11.7		11.7
Early debt extinguishment	(0.8)	0.8	—	(52.2)	52.2	—
Gain on acquisition	35.9	(35.9)	—	—		—
Other non-operating items	(3.3)		(3.3)	(2.3)		(2.3)
Total non-operating income (expense)	12.1		(23.0)	(79.2)		(28.0)
Income (loss) from continuing operations before taxes and equity in income (loss) of unconsolidated affiliates	236.8		195.2	(22.1)		34.8
Provision (benefit) for income taxes	51.6	(51.6)	—	(5.6)	5.6	—
"Normalized" tax rate @ 35%	—	72.6	72.6	—	11.3	11.3
Equity in (income) loss of unconsolidated affiliates	(11.3)	(2.7)	(14.0)	2.6		2.6
Income (loss) from continuing operations	196.5		136.6	(19.1)		20.9
Loss from discontinued operations before taxes	1.6		1.6	2.8		2.8
Benefit for income taxes	0.6		0.6	1.0		1.0
Loss from discontinued operations	1.0		1.0	1.8		1.8
Net income (loss)	$197.5		$137.6	$(17.3)		$22.7
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$1.41		$0.98	$(0.14)		$0.15
Loss from discontinued operations	0.01		0.01	0.01		0.02
Net income (loss) per share	$1.42		$0.99	$(0.13)		$0.17
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$1.36		$0.94	$(0.14)		$0.15
Loss from discontinued operations	0.01		0.01	0.01		0.02
Net income (loss) per share	$1.37		$0.95	$(0.13)		$0.17

Average shares of stock outstanding - basic	139.1		139.1	136.9		136.9
Average shares of stock outstanding - diluted	144.1		144.1	136.9		136.9